SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported):  July 2, 1998

                            SNAP-ON INCORPORATED
           (Exact name of registrant as specified in its charter)


 DELAWARE                          1-7724                     39-0622040
 (State or other              (Commission File              (I.R.S. Employer
 jurisdiction of              Number)                        Identification
 incorporation)                                              Number)


 2801 80th Street
 Kenosha, Wisconsin                                53141-1410
 (Address of principal executive offices)          (Zip Code)


                               (414) 656-5200
              (Registrant's telephone number, including area code)


                                    N/A
       (Former name or former address, if changed since last report)


 Item 5.  Other Events.

           Snap-on Incorporated (the "Company") is filing this Form 8-K to provide information which is supplementary to the Company's Current Report on Form 8-K dated July 2, 1998 and filed with the Commission on July 9, 1998. Accordingly, (i) the Benefit Trust Agreement, dated July 2, 1998, between the Company and The Northern Trust Company, (ii) the Stock Purchase Agreement, dated July 2, 1998, between the Company and The Northern Trust Company and (iii) the related Trust Note, dated
 July 2, 1998, issued by The Northern Trust Company and payable to the Company, are filed herewith as exhibits. The foregoing description does not purport to be complete and is qualified by reference to the Benefit Trust Agreement, the Stock Purchase Agreement, the Trust Note, and the Company's Current Report on Form 8-K dated July 2, 1998 and filed with the Commission on July 9, 1998.

 Item 7.  Financial Statements and Exhibits.

 (c)  Exhibits.

 Exhibit No.    Description

    99.1 Benefit Trust Agreement, dated July 2, 1998, between Snap-on Incorporated and The Northern Trust Company.

    99.2 Stock Purchase Agreement, dated July 2, 1998, between Snap-on Incorporated and The Northern Trust Company.

    99.3 Trust Note, dated July 2, 1998, issued by The Northern Trust Company and payable to Snap-on Incorporated.



                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                               SNAP-ON INCORPORATED
                                    (Registrant)


                               By: /s/ Susan F. Marrinan
                                   _________________________
                                  Susan F. Marrinan
                                  General Counsel


 Dated:  July 14, 1998



                             INDEX TO EXHIBITS


 Exhibit No.                  Description                     Page No.

 99.1        Benefit Trust Agreement, dated July 2, 1998,
             between Snap-on Incorporated and The
             Northern Trust Company, as Trustee.                  6

 99.2        Stock Purchase Agreement, dated July 2, 1998,
             between Snap-on Incorporated and The Northern
             Trust Company.                                      32

 99.3        Trust Note, dated July 2, 1998, issued by
             The Northern Trust Company and payable to
             Snap-on Incorporated.                               43